Exhibit 10.17

PROMISSORY NOTE

$67,600,000	As of March 19, 2020

KRE JAG ONE UPLAND OWNER LLC, a Delaware limited liability company (“Borrower”), promises to pay to the order of JPMORGAN CHASE BANK, N.A., or its registered assigns (“Lender”) SIXTY-SEVEN MILLION SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($67,600,000), or if less, the aggregate unpaid principal amount of all Loans made by Lender to Borrower pursuant to the Agreement (as hereinafter defined), together with interest on the unpaid principal amount hereof in the manner set forth in the Agreement. Borrower shall pay the principal of and accrued and unpaid interest on the Loan in full on the Maturity Date.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Loan and Security Agreement of even date herewith (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among Borrower, the lenders referenced therein, including Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured and guaranteed pursuant to the Loan Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

[Signature Page Follows]

KRE JAG ONE UPLAND OWNER LLC,
a Delaware limited liability company

By:	CC One Upland, LLC,
a Delaware limited liability company
Its:	Sole Member

	By:	Cottonwood Communities O.P., LP,
a Delaware limited partnership
	Its:	Sole Member

		By:	Cottonwood Communities, Inc.,
a Maryland corporation
		Its:	General Partner

			By:	/s/ Gregg T. Christensen
			Name:	Gregg T. Christensen
			Title:	Chief Legal Officer

[Signature Page to Promissory Note]